UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 3, 2005

Artesyn Technologies, Inc.
(Exact name of registrant as specified in its charter)

Florida	0-4466	59-1205269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7900 Glades Rd., Suite 500, Boca Raton, Florida	33434-4105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (561) 451-1000

Item 2.02   Results of Operation and Financial Condition.

Artesyn Technologies today released financial information for the quarter and fiscal year ended December 31, 2004.  A copy of the press release is attached as Exhibit 99.1.

The information contained in this Current Report shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01   Financial Statements and Exhibits.

     (c) Exhibits.

           The following exhibit is furnished herewith:

Exhibit Number	Description

99.1	Artesyn Technologies, Inc. Earnings Press Release, dated February 3, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTESYN TECHNOLOGIES, INC.
(Registrant)

Dated: February 3, 2005

	By:	/s/ RICHARD J. THOMPSON

Richard J. Thompson Vice President-Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Artesyn Technologies, Inc. Earnings Press Release dated February 3, 2005